Exhibit 10.99

LIMITED WAIVER TO NOTE WARRANT AND PURCHASE AGREEMENT

This LIMITED WAIVER TO NOTE WARRANT AND PURCHASE AGREEMENT (this “Agreement”), dated as of October 2, 2015, is made by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“Parent”), TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“TCC”), TWINLAB HOLDINGS, INC., a Michigan corporation (“Twinlab Holdings”), ISI BRANDS INC., a Michigan corporation (“ISI Brands”), and TWINLAB CORPORATION, a Delaware corporation (“Twinlab Corporation”), NUTRASCIENCE LABS, INC., a Delaware corporation, NUTRASCIENCE LABS IP CORPORATION., a Delaware corporation (each of the foregoing Persons being referred to herein individually as a “Company” and collectively as the “Companies”), and PENTA MEZZANINE SBIC FUND I, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, the Companies and the Purchaser are parties to a Note and Warrant Purchase Agreement dated as of November 13, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”);

WHEREAS, on the date hereof the Companies will purchase all of the outstanding equity interests of Target 1 and such acquisition is a Permitted Acquisition under the Purchase Agreement so long as no Default of Event of Default shall have occurred or would result from the consummation of the Target 1 Acquisition; and

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Agreement, and subject to the terms and conditions set forth herein, each party hereto hereby agrees as follows:

1.          Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement.

2.          Joinder of New Subsidiaries. At the request of and as an accommodation to the Companies and subject to the strict compliance with the terms, conditions and requirements set forth herein (including, without limitation, satisfaction of each of the conditions set forth in Section 6 below), the Purchaser hereby agrees to allow 30 days from the date hereof for Organic Holdings LLC and its Subsidiaries to join the Note Purchase Agreement as Companies, grant Liens in substantially all of their assets to secure the Obligations and otherwise comply with Section 5.4 of the Note Purchase Agreement.

3.          Limited Waiver to Note Purchase Agreement. At the request of and as an accommodation to the Companies and subject to the strict compliance with the terms, conditions and requirements set forth herein (including, without limitation, satisfaction of each of the conditions set forth in Section 6 below), the Purchaser hereby agrees to waive the Event of Default set forth on Schedule I attached hereto (the “Specified Event of Default”). The limited waiver set forth in this Section 3 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Note Purchase Agreement or of any other Transaction Document; (b) prejudice any right that the Purchaser have or may have in the future under or in connection with the Note Purchase Agreement or any other Transaction Document; (c) waive any Event of Default (other than the Specified Event of Default) that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Companies, on the one hand, or the Purchaser on the other hand.

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4.          Representations and Warranties; No Default. Each Company hereby represents and warrants that:

4.1.       The execution, delivery and performance by such Company of this Agreement (a) are within such Company’s corporate or similar powers and, at the time of execution hereof and have been duly authorized by all necessary corporate and similar action; (b) does not and will not result, in any breach or default under any other document, instrument or agreement to which a Company or any of its Subsidiaries is a party or to which a Company or any of its Subsidiaries, the Premises, the Collateral or any of the property of a Company or any of its Subsidiaries is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect and (c) will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

4.2.       This Agreement has been duly executed and delivered for the benefit of or on behalf of each Company and constitutes a legal, valid and binding obligation of each Company, enforceable against such Company in accordance with its terms except (a) as the same may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

4.3.       Both before and after giving effect to this Agreement on the date hereof (a) the representations and warranties of the Companies contained in Section 4.1 of the Note Purchase Agreement and the other Transaction Documents are true, correct and complete on and as of the date hereof as if made on such date (and to the extent any representations and warranties shall relate to the Effective Date or another earlier date, such representation and warranties shall be deemed to be amended to relate to the date hereof), and (b) except as set forth on Schedule I attached hereto, no Default or Event of Default has occurred and is continuing.

4.4.       The acquisition of all of the equity interests of Organic Holdings LLC and its Subsidiaries is a Permitted Acquisition.

5.          Ratification and Confirmation. The Companies hereby ratify and confirm all of the terms and provisions of the Note Purchase Agreement and the other Transaction Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect, except as, and to the extent expressly set forth herein.

6.          Condition to Effectiveness. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions precedent:

6.1.       The Purchaser shall have received a fully executed copy of this Agreement.

6.2.       All representations and warranties of the Companies contained herein shall be true and correct in all material respects as of the date hereof (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof).

6.3.       The Purchaser shall have received all fees and other amounts due and payable to the Purchaser and its counsel in connection with this Agreement, and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Companies under the Note Purchase Agreement.

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7.          Miscellaneous.

7.1.       Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Purchase Agreement, the Security Agreement or the other Transaction Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. Each Company hereby acknowledges and agrees that nothing contained herein shall be deemed to entitle any Company to consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Transaction Documents in similar or different circumstances. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Note Purchase Agreement.

7.2.       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Agreement.

7.3.       This Agreement shall be governed by the laws of the State of New York without giving effect to any conflict of law principles and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.4.       The Companies agree to pay all reasonable expenses, including legal fees and disbursements, incurred by Purchaser in connection with this Agreement and the transactions contemplated hereby.

7.5.       This Agreement shall be deemed a Transaction Document for all purposes of the Note Purchase Agreement and the other Transaction Documents. On and after the date hereof, each reference in the Note Purchase Agreement and the other Transaction Documents to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement, as modified by this Agreement.

7.6.       Each Company, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnified Party of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnified Parties (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Agreement or any other Transaction Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between the Purchaser and any Company, or (d) any other actions or inactions by the Purchaser, all on or prior to the date hereof. Each Company acknowledges that the foregoing release is a material inducement to the Purchaser’s decision to enter into this Agreement and to agree to the modifications contemplated hereunder.

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[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement which shall be deemed to be a sealed instrument as of the date first above written.

COMPANIES

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TWINLAB HOLDINGS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TWINLAB CONSOLIDATION CORPORATION

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

TWINLAB CORPORATION

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

ISI BRANDS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

[Signature Page – – Limited Waiver to Note Warrant and Purchase Agreement]

NUTRASCIENCE LABS, INC.

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

NUTRASCIENCE LABS IP CORPORATION

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

[Signature Page – – Limited Waiver to Note Warrant and Purchase Agreement]

PURCHASER:

PENTA MEZZANINE SBIC FUND I, L.P.

By:	Penta Mezzanine SBIC Fund I GP, LLC, its General Partner

By:	/s/ Seth D. Ellis
Name:	Seth D. Ellis
Title:	Partner

[Signature Page – – Limited Waiver to Note Warrant and Purchase Agreement]

Schedule I

Events of Default

The Company failed to meet its Minimum Adjusted EBITDA covenant for July 2015 and August 2015. These defaults create cross defaults within these agreements and the Company’s credit facility with MidCap.